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Exhibit 10.13
                           Enterprises Solutions, Inc.

           $1,500,000 to $5,000,000 10% Convertible Subordinated Notes

                                AGENCY AGREEMENT


Global Financial Group, Inc.
100 Washington Square, Suite 1319
Minneapolis, MN 55401


Ladies and Gentlemen:

Enterprises solutions, Inc., a Nevada corporation (the "Company") proposes to raise $1,500,000 to $5,0OO,000 through 10% Convertible Subordinated Notes on the terms and conditions stated therein ("Notes"). The Notes will be made available pursuant to exemptions available under the Securities Act of 1933 (the "1933 Act"), and the securities laws of certain states. The Company hereby confirms its agreement with you to act as its non-exclusive agent to offer the Notes on behalf of the Company on a "best efforts" basis upon the terms and conditions set forth herein.

     1. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

     (a) The company will provide all documentation necessary to comply with the applicable provisions of Regulation D, Rule 502(b), under the 1933 Act and will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Nevada, with corporate power and authority to own its assets and conduct its business as described in current filings with the U.S. Securities and Exchange Commission ("Filings").

     (c) The financial statements of the Company included in the Filings fairly present the financial condition and results of operations of the Company as of the dates, for the periods, and in the manner indicated; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods concerned, and the independent public accountants whose reports are included therein are independent public accountants within the meaning of the 1933 Act.


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     (d) The consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, or result in any breach of any of the terms and provisions of, or constitute a default under, the Articles of incorporation or the Bylaws of the Company or any indenture, agreement, or other instrument to which the Company is a party or by which it is bound, or violate any law or any order, rule, or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Company or any of its properties.

     (e) The Filings and attached financial statements correctly set forth the authorized, issued, and outstanding capital stock and indebtedness for borrowed money of the Company as of the date set forth therein. The Common Stock conforms to the description thereof in the Filings. All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassesable. The Company has the power and authority to issue and sell the Notes upon the terms and conditions set forth in this Agreement and the Filings; all corporate action required to be taken by the Company for the due and proper authorization, issuance and sale of the Notes has been duly and sufficiently taken. No preemptive rights of security holders of the Company exist with respect to the offering of the Notes by the Company.

     (f) Except as stated in the Filings, no material default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a material default, in the due performance and observance of any term, covenant, or condition of any indenture, mortgage, deed of trust, note, bank loan or credit agreement, or any other material agreement, understanding, or instrument to which the Company is a party or by which it or its property may be bound or affected.

     (g) The Company has full power and authority to enter into this Agreement and to carry out all of the terms and conditions hereof to be carried out by it. This Agreement has been duly authorized, executed, and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as the obligations of the Company under the indemnification provisions of this Agreement may be limited by application of the federal securities laws.

     (h) The Company has obtained all approvals, authorizations, consents, orders, or other actions of any person, corporation, or other organization, or of any governmental body, quasi-governmental body, or official, required in connection with the valid and proper authorization, issuance, and sale of the Notes pursuant to this Agreement.

     2. Representations, Warranties and Agreements of the Agent. The Agent represents and warrants to the Company that:

     (a) It is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and that it is or will be licensed as a broker/dealer in any state in which it offers an Notes.


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     (b) It will offer the Notes only in those states in which the Chief
Executive Officer Or the President of the Company has advised it in writing that sales may be made.

     (c) It will comply with all applicable provisions of the Rules of Fair Practice of the NASD, including specifically Sections 8, 2740 and 2750 of
Article III of such Rules, in connection with this offering.

     (d) It will not make any statements concerning the offering other than those set forth in the Filings during the course of the offering, not make any untrue statement of a material fact or omit to state any material fact necessary to make any statement not misleading.

     (e) It will not offer, offer for sale, or sell the Notes by means of any form of general solicitation or general advertising described in Rule 502(c).

     (f) It will limit its offering of the Notes to persons whom it has reasonable grounds to believe, and in fact believes, are "accredited investors" or fall within the offering requirements of each specific state.

     (g) It will limit its offer and sale of the Notes to persons for whom it has reasonable grounds to believe, and in fact believes, the investment is suitable.

     (h) It will provide each bona fide offeree with a copy of the Filings and account for each Filing to the Company.

     (i) The Agent has full power and authority to enter into this Agreement and to carry out all of the terms and conditions hereof to be carried out by it. This Agreement has been duly authorized, executed and delivered by the Agent and is a valid and binding agreement of the Agent, enforceable in accordance with its terms, except as the obligations of the Agent under the indemnification provisions of this Agreement may be limited by application of the federal securities laws.

     3. Offer of the Notes; Fees.

     (a) Global Financial Group, Inc. ("Global" or "You"), on the basis of the representations and warranties of the Company contained in this Agreement, agree to act as Agent to offer and sell the Notes on behalf of the Company upon the terms and conditions set forth herein and in the Filings, as the same may be amended or supplemented from time to time. It is expressly intended that the offer and sale of the Notes shall be on a "best efforts" basis, without any commitment by Global Financial to

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purchase the Notes, and that You shall be required to deliver payment for only such Notes as are sold to purchasers.

     (b) For your services as Agent, you shall be entitled to receive a cash commission equal to ten percent (10%) of the aggregate purchase price for the Notes sold by you or your agents or employees.


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     4. Payment and Delivery. On the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement, payment of the purchase price for and delivery of the Notes sold as contemplated hereunder shall be made as follows:

     (a) You shall forward the purchase price for the Notes together with executed and completed subscription agreements, in the form attached to the Filings when and as received by you, but in no event later than noon of the second business day after receipt, to the Company. All checks in payment of the purchase price shall be made payable to "Enterprises Solutions, Inc."

     (b) The Company will notify you as soon as practicable of the acceptance of such subscriptions and shall forward, as soon as practicable, but in any event within ten business days of acceptance the Notes so purchased to the purchasers thereof. At the completion of this offering, the Company shall pay the commissions set forth in Section 3(b).

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     5. Covenants of the Company. The Company covenants and agrees with you that:

     (a) The Company will promptly notify you in the event of (i) the issuance by the Securities and Exchange Commission or any state securities division of any stop order suspending the offer and sale of the Notes or (ii) the institution or notice of intended institution of any action or proceeding for that purpose, The Company will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

     (b) The Company shall be obligated to furnish information and otherwise cooperate in maintaining an exemption for sale of the Notes under the securities laws in such states as Agent and the Company shall agree.

     (c) The Company will deliver to you such number of copies of the Filings (as the same may be from time to time supplemented or amended) as you may reasonably request.

     (d) From the date hereof until the earlier of the termination of this Agreement or until the Notes shall have been sold pursuant hereto, if any event affecting

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the Company or of which the Company shall be advised in writing by you shall occur which, in the opinion of your counsel, should be set forth in a supplement to or an amendment of the Filings, the Company will forthwith, at its own expense, prepare and furnish to you a reasonable number of copies of a supplement or amendment to the Filings so that the Filings, as so supplemented or amended, will not contain any untrue statement of a material fact or omit to state any material fact

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necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (e) The Company will pay or cause to be paid all expenses of the Company in connection with this offering and the transactions herein contemplated, including but not limited to, the costs of preparing the Notes; all expenses and taxes, if any, incident to the issuance and delivery of the Notes, the fees and expenses of counsel and independent accountants for the Company relating to legal review, opinions of counsel, audits, review of unaudited financial statements or otherwise; the costs and expenses in connection with any filings required to maintain the exemption for sale of the Notes under federal securities laws, and the costs and expenses incident to the preparation of the Filings; provided, however, that the Company shall not be obligated to pay any of your expenses made in connection with this offering, other than those expenses expressly provided for herein,

     6. Indemnification.

     (a) The Company will indemnify and hold harmless you and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act and their respective successors (hereinafter in Sections 6(a) and (b) separately and collectively called the "defendants") from and against any and all losses, claims, damages, or liabilities, joint or several, to which the defendants may become subject under the 1933 Act, at common law, or otherwise (including any legal or other expenses reasonably incurred in connection therewith), insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Filings (as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated in the Filings or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by you expressly for use therein, provided, that this indemnity agreement is subject to the condition that notice be given as provided in Section 6(b)below.

     (b) Upon the presentation in writing of any claim or the commencement of any suit against any defendant in respect of which indemnity may be sought from the Company on account of its agreement contained in Section 6(a) above, such defendant shall promptly give notice in writing of such claim or suit to the

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indemnifying party, but failure so to give such notice shall not relieve the indemnifying party from any liability that it may otherwise have to the defendant otherwise than on account of said indemnity agreement. The indemnifying Party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense, of any such claim or suit, but if the indemnifying party elects to assume the defense shall be conducted by counsel chosen by it and reasonably satisfactory to the defendants who are parties to such suit or against whom such claim is presented. If the indemnifying


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party elects to assume the defense and retain such counsel, such defendants shall bear the fees and expenses subsequently incurred of any additional counsel retained by them, The Company agrees to notify you promptly, as soon as it has knowledge thereof, of the commencement of any litigation or proceedings against the Company, or any of its directors or officers, in connection with the issue or sale of the Notes.

     (c) To the same extent as the foregoing indemnity contained in Section 6(a) from the Company to you and each person, if any, who controls you, you agree to indemnify and hold harmless the Company and each of the directors and officers of the Company and each person, if any, who controls any of them within the meaning of Section 15 of the Securities Act, and their respective successors (hereinafter in this Section 6(c) separately and collectively called the "defendants"), but only with reference to (i) any untrue statement or alleged untrue statement of a material fact contained in the Filings (as from time to time amended or supplemented) or the omission or alleged omission to state therein a material fact that is required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, in each case to the extent based on information furnished in waiting by you expressly for use in the Filings, or (ii) any unauthorized use by you, your agents or employees of sales materials or any use by you, your agents or employees of unauthorized representations concerning the Notes. In case any such claim shall be presented in writing or any suit shall be brought against any of the defendants based on the statement in respect of which indemnity may be sought from you on account of your agreement contained in this
Section 6(c), you shall have the rights and duties given to the Company in
Section 6(b), and the defendants shall have the rights and duties given by
Section 6(b) to the persons therein referred to as "defendants."

     7. Effective Date and Termination Date.

     (a) This Agency Agreement shall become effective on the date of execution of this Agency Agreement by the Company and the Agent.

     (b) This Agency Agreement shall terminate on the 90th day following the date of this Agency Agreement.

     8. Representations to Survive. The representations and warranties set forth in, or made pursuant to, this Agreement shall remain in full force and effect regardless

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of any investigation made by or on behalf of any party to this Agreement or any of its directors or officers or any controlling person and shall survive delivery of and payment for the Notes. The indemnification agreements contained in Section 6 and the covenants of the Company contained in Section 5(e) shall survive any termination of this Agreement.

     9. Notices. Except as other-wise expressly provided in this Agreement, all notices and other communications hereunder shall be in writing, and if given to you, the Agent, shall be mailed, delivered or

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telegraphed to the address set forth below, or if given to the Company, shall be mailed, delivered, or telegraphed to John A. Solomon, Enterprises Solutions
Inc., 140 Wood Road, Suite 200, Braintree, MA 02184.

     10. Entire Agreement. This Agreement constitutes the entire agreement among the parties kith respect to the subject matter hereof and supersedes any prior agreement among the parties.

     11. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the successors of you and of the Company. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their successors, and the controlling persons and directors and officers referred to in Section 6, any legal or equitable right, remedy, or claim under or in respect of this Agreement or any provision. The term "successors" shall not include any purchaser of the Notes merely by reason of such purchase, This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

If the foregoing expresses our agreement with you, kindly confirm by signing the acceptance on the enclosed counterpart hereof and return the same to us, whereupon this letter and your acceptance %hall become and constitute a binding agreement between the Company and you, in accordance with its terms.


                                Very truly yours,

                                              Enterprises Solutions, Inc.


                                              By: /s/ Alfred T. Saker
                                                  ---------------------


                                              Its: Treasurer


                                                  ---------------------

Date: October 25, 2000

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The foregoing Agency Agreement is hereby confirmed and accepted as of the date noted below.

                                    Global Financial Group, Inc.
                                    100 Washington Square, Suite 1319
                                    Minneapolis, MN 55401

                                    By: /s/ Kevin Miller
                                    -----------------------
                                    Kevin Miller
                                    Its Chief Executive Officer


Date: October 12, 2000

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